                                                        OPPENHEIMER EUROPE FUND

                                                               FORM N-1A

                                                                PART C

                                                           OTHER INFORMATION

Item 23.  Exhibits

(a)      Declaration of Trust dated as of 11/4/98: Previously filed with Registrant's initial Registration Statement on Form N-1A
(Reg. No. 333-66835), 11/5/98, and incorporated herein by reference.

(b)      By-Laws as amended through December 14, 2000: Filed herewith.

(c)      (i)   Specimen Class A Share Certificate: Filed herewith.

         (ii)  Specimen Class B Share Certificate: Filed herewith.

         (iii) Specimen Class C Share Certificate: Filed herewith.

         (iv)  Specimen Class N Share Certificate: Filed herewith.

         (v)   Specimen Class Y Share Certificate: Filed herewith.

(d)      Form of Investment Advisory Agreement: Previously filed with Registrant's initial Registration Statement on Form N-1A (Reg.
No. 333-66835), 11/5/98, and incorporated herein by reference.

(e)      (i)      Form of General Distributor's Agreement: Previously filed with Registrant's initial Registration Statement on Form
N-1A (Reg. No. 333-66835), 11/5/98, and incorporated herein by reference.

Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the
Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the
Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the
Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective
Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

(f)      (i) Amended and Reinstated Retirement Plan for Non-Interested Trustees or Directors dated 8/9/01: Previously filed with
Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg. No. . 2-82590),
10/25/01, and incorporated herein by reference.

         (ii) Form of Deferred Compensation Plan for Disinterested Trustees/Directors: Filed with Post-Effective Amendment No. 26 to the Registration Statement of Oppenheimer Gold &Special Minerals Fund (Reg. No. 2-82590), 10/28/98, and incorporated by reference.

(g)      (i) Form of Custodian Agreement between Registrant and The Bank of New York: Previously filed with Registrant's initial
Registration Statement on Form N-1A (Reg. No. 333-66835), 11/5/98, and incorporated herein by reference.

Amended and Restated Foreign Custody Manager Agreement dated 4/3/01: Previously filed with Post-Effective Amendment No. 34 to the
Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg. No.  2-82590), 10/25/01, and incorporated herein by reference.

Amendment dated 4/3/01 to Custody Agreement dated 11/12/92: Previously filed with Post-Effective Amendment No. 34 to the Registration
Statement of Oppenheimer Gold & Special Minerals Fund (Reg. No. 2-82590), 10/25/01, and incorporated herein by reference.

(h)      Not applicable.

(i)      Opinion and Consent of Counsel dated 2/3/99: Previously filed with Pre-Effective Amendment No. 1 to Registrant's
Registration Statement on Form N-1A (Reg. No. 333-66835), 2/3/99, and incorporated herein by reference.

(j)      Independent Auditors' Consent: Filed herewith.

(k)      Not applicable.

Investment Letter dated 1/27/99 from OppenheimerFunds, Inc. to Registrant: Previously filed with Registrant's Pre Effective Amendment
No. 1, (2/3/99), and incorporated herein by reference.

(m)      (i) Form of Service Plan and Agreement for Class A shares pursuant to Rule 12b-1: Previously filed with Registrant's initial
Registrant Statement on Form N-1A (Reg. No. 333-66835), 11/5/98, and incorporated herein by reference.

         (ii) Form of Distribution and Service Plan and Agreement for Class B shares pursuant to Rule 12b-1: Previously filed with
Registrant's initial Registrant Statement on Form N-1A (Reg. No. 333-66835), 11/5/98, and incorporated herein by reference.

         (iii) Form of Distribution and Service Plan and Agreement for Class C shares pursuant to Rule 12b-1: Previously filed with
Registrant's initial Registrant Statement on Form N-1A (Reg. No. 333-66835), 11/5/98, and incorporated herein by reference.

         (iv) Form of Distribution and Service Plan and Agreement for Class N shares pursuant to Rule 12b-1: Filed herewith.

(n)      Oppenheimer Funds Multiple Class Plan under Rule 18f-3 March 18, 1996 and updated through 8/21/01: Previously filed with
Post-Effective Amendment No. 20 to the Registration Statement of Oppenheimer Cash Reserves (Reg. No. 33-23223), 9/27/01, and
incorporated herein by reference.

   Powers of Attorney for all Trustees/Directors and Officers except for John Murphy (including Certified Board Resolutions):
Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Emerging Growth Fund (Reg. No.
333-44176), 10/5/00, and incorporated herein by reference.

(i)      Power of Attorney for John Murphy (including Certified Board Resolution): Previously filed with Post-Effective Amendment No.
41 to the Registration Statement of Oppenheimer U.S. Government Trust (Reg. No. 2-76645), 10/22/01, and incorporated herein by reference.

(p)      Amended and Restated Code of Ethics of the Oppenheimer Funds dated March 1, 2000 under Rule 17j-1 of the Investment Company
Act of 1940: Previously filed with the Initial Registration Statement of Oppenheimer Emerging Growth Fund (Reg. No. 333-44176),
8/21/00, and incorporated herein by reference.

Item 24. - Persons Controlled by or Under Common Control with the Fund
----------------------------------------------------------------------

None.

Item 25. - Indemnification
--------------------------

Reference is made to the provisions of Article Seven of Registrant's Amended and Restated Declaration of Trust filed as Exhibit 23(a)
to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by
Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. - Business and Other Connections of the Investment Adviser

(a)      OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item
26(b) below.

(b)      There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position                       Other Business and Connections
with OppenheimerFunds, Inc.                       During the Past Two Years
---------------------------                     ----------------------------

Timothy L. Abbuhl,
Assistant Vice President                                None.

Amy B. Adamshick,
Vice President    Formerly at Scudder Kemper Investments (July 1998 - May 2000)

Charles E. Albers,
Senior Vice President                                   None.

Edward J. Amberger,
Assistant Vice President                                None.

Janette Aprilante,
Assistant Vice President                                None.

Hany S. Ayad,
Assistant Vice President                                None.

Victor W. Babin,
Senior Vice President                                   None.

Bruce L. Bartlett,
Senior Vice President                                   None.

Victoria Baska,
Assistant Vice President                                None.

George Batejan,
Executive Vice President/
Chief Information Officer                               None.

Kevin Baum,
Assistant Vice President                                None.

Connie Bechtolt,
Assistant Vice President                                None.

Kathleen Beichert,
Vice President                                          None.

Rajeev Bhaman,
Vice President                                          None.

Mark Binning,
Assistant Vice President                                None.

Robert J. Bishop,
Vice President                                          None.

John R. Blomfield,
Vice President                                          None.

Chad Boll,
Assistant Vice President                                None

Lowell Scott Brooks,
Vice President                                          None.

Scott Burroughs
Vice President                                          None.

Adele A. Campbell,
Assistant Vice President & Assistant
Treasurer: Rochester Division                           None.

Michael A. Carbuto,
Vice President                                          None

Peter V. Cocuzza,
Vice President                                          None.

Julie C. Cusker,
Assistant Vice President:
Rochester Division                                      None.

O. Leonard Darling,
Vice Chairman, Executive Vice
President and Chief Investment

Officer and Director       Chairman of the Board and a director (since June 1999) and Senior Managing Director (since December 1998)
of HarbourView Asset Management Corporation; a director (since July 2001) of Oppenheimer Acquisition Corp.; a director (since March
2000) of OFI Private Investments, Inc.; Chairman of the Board, Senior Managing Director and director (since February 2001) of OAM
Institutional, Inc.; Trustee (since 1993) of Awhtolia College - Greece.

John M. Davis,
Assistant Vice President                                None.

Robert A. Densen,
Senior Vice President                                   None.

Ruggero de'Rossi,

Vice President    Formerly, Chief Strategist at ING Barings (July
1998 - March 2000).

Craig P. Dinsell,
Executive Vice President                               None.

Randall C. Dishmon,
Assistant Vice President                               None.

Steven D. Dombrower,
Vice President                                         None.

Bruce C. Dunbar,
Vice President                                         None.

Richard Edmiston,
Assistant Vice President                               None.

Daniel R. Engstrom,
Assistant Vice President                               None.

Armand B. Erpf,
Assistant Vice President                               None.

George R. Evans,
Vice President                                         None.

Edward N. Everett,
Assistant Vice President                               None.

George Fahey,
Vice President                                         None.

Leslie A. Falconio,

Vice President                                         None.

Scott T. Farrar,

Vice President
Assistant Treasurer of Oppenheimer Millennium Funds plc; an officer of other Oppenheimer funds.

Katherine P. Feld,
Vice President, Senior Counsel

and Secretary     Vice President and Secretary of OppenheimerFunds, Distributor, Inc.; Secretary and Director of Centennial Asset
Management Corporation; Vice President and Secretary of Oppenheimer Real Asset Management, Inc.; Secretary of HarbourView Asset
Management Corporation, Oppenheimer Partnership Holdings, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI
Private Investments, Inc. and OAM Institutional, Inc.

Ronald H. Fielding,
Senior Vice President;

Chairman: Rochester Division        Director of ICI Mutual Insurance Company; Governor of St. John's College; Director of
International Museum of Photography at George Eastman House; an officer and/or portfolio manager of certain Oppenheimer funds.

P. Lyman Foster,
Senior Vice President
Formerly, Vice President of Prudential Investments (August 1999-April 2000).

David J. Foxhoven,
Assistant Vice President                            None.

Colleen M. Franca,
Assistant Vice President                            None.

Crystal French,
Vice President                                      None.

Dan P. Gangemi,
Vice President                                      None.

Subrata Ghose,

Assistant Vice President   Formerly, Equity Analyst at Fidelity Investments (1995 - March 2000).

Charles W. Gilbert,
Assistant Vice President                            None.

Alan C. Gilston,
Vice President                                      None.

Jill E. Glazerman,
Vice President                                      None.

Paul M. Goldenberg,
Vice President                                      None.

Mikhail Y. Goldverg,
Vice President                                      None.

Laura Granger,
Vice President
Formerly, Portfolio Manager at Fortis Advisors (July 1998-October 2000).

Jeremy H. Griffiths,
Executive Vice President,
Chief Financial Officer and
Director Chief Financial Officer, Treasurer and director of Oppenheimer Acquisition Corp.; Executive Vice President of HarbourView
Asset Management Corporation; President and director of OppenheimerFunds International Ltd.; President. Chief Executive Officer,
Chairman of the Board and director of Oppenheimer Trust Company; director of Trinity Investment Management Corp., Secretary/Treasurer
and director of OppenheimerFunds Legacy Program (a Colorado non-profit corporation); Executive Vice President of OFI Private
Investments, Inc.; Executive Vice President of OAM Institutional, Inc. and a Member and Fellow of the Institute of Chartered
Accountants.

Robert Grill,
Senior Vice President                              None.

Robert Guy,
Senior Vice President                              None.

Robert Haley,
Assistant Vice President                           None.

Kelly Haney,
Assistant Vice President                           None.

Thomas B. Hayes,
Vice President                                     None.

Dorothy F. Hirshman,
Vice President                                     None.

Merryl I. Hoffman,
Vice President and
Senior Counsel
Secretary of Oppenheimer Trust Company.

Merrell I. Hora,
Vice President                                     None.

Scott T. Huebl,
Vice President                                     None.

Margaret Hui,

Assistant Vice President
Formerly Vice President - Syndications of Sanwa Bank California (January 1998 - September 1999).

James G. Hyland,
Assistant Vice President                          None.

Steve P. Ilnitzki,

Senior Vice President
Formerly Vice President of Product Management at Ameritrade (until March 2000).

Kathleen T. Ives,
Vice President and
Assistant Counsel                                 None.

William Jaume,

Vice President
Senior Vice President (since April 2000) of HarbourView Asset Management Corporation; and of OAM Institutional, Inc.
(since February 2001).

Frank V. Jennings,
Vice President                                   None.

Lewis A. Kamman,
Vice President                                   None.

Jennifer E. Kane,
Assistant Vice President                         None.

Lynn O. Keeshan,
Senior Vice President                            None.

Thomas W. Keffer,
Senior Vice President                            None.

Kristina J. Keller,
Vice President                                   None.

Michael Keogh,
Vice President                                   None.

Michael Kirkpatrick,
Assistant Vice President                         None.

Walter G. Konops,
Assistant Vice President                         None.

Avram D. Kornberg,
Senior Vice President                            None.

Dimitrios Kourkoulakos,
Assistant Vice President.                        None.

John S. Kowalik,
Senior Vice President                            None.

Joseph Krist,
Assistant Vice President                         None.

Christopher M. Leavy,
Senior Vice President
Formerly Vice President and Portfolio Manager at Morgan Stanley Investment Management (1997-September 2000).

Dina C. Lee,
Assistant Vice President and
Assistant Counsel
Formerly an attorney and Assistant Secretary at Van Eck Global (until December 2000).
Michael S. Levine,
Vice President                                  None.

Shanquan Li,
Vice President                                  None.

Mitchell J. Lindauer,
Vice President and Assistant
General Counsel                                 None.

Malissa B. Lischin,

Assistant Vice President
Formerly Associate Manager, Investment Management Analyst at Prudential (1996 - March 2000).

David P. Lolli,
Assistant Vice President

Daniel G. Loughran
Vice President: Rochester Division             None.

David M. Mabry,
Vice President                                 None.

Steve Macchia,
Vice President                                 None.

Marianne Manzolillo,
Assistant Vice President
Formerly, Vice President for DLJ High Yield Research Department (February 1993 - July 2000).

Philip T. Masterson,
Vice President and
Associate Counsel None.

Lisa Migan,
Assistant Vice President                      None.

Andrew J. Mika,

Senior Vice President
Formerly a Second Vice President for Guardian Investments (June 1990 - October 1999).

Joy Milan,
Vice President                               None.

Denis R. Molleur,
Vice President and
Senior Counsel                               None.

Nikolaos D. Monoyios,
Vice President                               None.

John Murphy,

Chairman, President, Chief Executive
Officer and Director       President and a director (since July 2001) of Oppenheimer Acquisition Corp.; President, Chief Executive
Officer and a director (since July 2001) of OFI Private Investments, Inc.; Chairman and a director (since July 2001) of Shareholder
Services, Inc. and of Shareholder Financial Services, Inc.; President and a director (since July 2001) of Oppenheimer Partnership
Holdings, Inc.; a director of HarbourView Asset Management Corporation and of Oppenheimer Real Asset Management, Inc. (since July
2001); President and a director (since July 2001)  of OppenheimerFunds Legacy Program; Trustee (since 1999) of MML Series Investment
Fund, an open-end investment company; formerly Chief Operating Officer (August 2000 - July 2001) of OppenheimerFunds, Inc..

Thomas J. Murray,
Vice President                              None.

Kenneth Nadler,
Vice President                              None.

David Negri,
Senior Vice President                       None.

Barbara Niederbrach,
Assistant Vice President                    None.

Robert A. Nowaczyk,
Vice President                              None.

Raymond C. Olson,
Assistant Vice President                    None.

Gina M. Palmieri,
Vice President                              None.

Frank J. Pavlak,
Vice President                              None.

David P. Pellegrino,
Vice President                              None.

James F. Phillips,
Assistant Vice President                    None.

Jane C. Putnam,
Vice President                              None.

Michael E. Quinn,
Vice President                              None.

Julie S. Radtke,
Vice President                              None.

Norma J. Rapini,
Assistant Vice President:
Rochester Division                          None.

Thomas P. Reedy,
Vice President
Vice President (since April 1999) of HarbourView Asset Management Corporation.

John Reinhardt,
Vice President: Rochester Division          None

David Robertson,
Senior Vice President
Formerly Director of Sales & Marketing at Schroder Investment Management North America (March 1998-March
2000).

Antoinette Rodriguez,
Assistant Vice President                    None.

Jeffrey S. Rosen,
Vice President                              None.

Richard H. Rubinstein,
Senior Vice President                       None.

Lawrence E. Rudnick,
Assistant Vice President                    None.

James H. Ruff,
Executive Vice President   President and director of OppenheimerFunds Distributor, Inc.; Executive Vice President (since March 2000)
of OFI Private Investments, Inc.

Andrew Ruotolo
Executive Vice President   President and director of Shareholder Services, Inc.; formerly Chief Operations Officer for American
International Group (August 1997-September 1999).

Rohit Sah,
Assistant Vice President                  None.

Valerie Sanders,
Vice President                            None.

Kenneth Schlupp
Vice President
Assistant Vice President (since March 2000) of OFI Private Investments, Inc.

Jeffrey R. Schneider,
Vice President                           None.

Ellen P. Schoenfeld,
Vice President                           None.

Allan P. Sedmak
Assistant Vice President                 None.

Jennifer L. Sexton,
Vice President                           None.

Martha A. Shapiro,
Vice President                           None.

Steven J. Sheerin,
Vice President
Formerly consultant with Pricewaterhouse Coopers (November 2000-May 2001) prior to which he was a Vice President of
Merrill Lynch Pierce Fenner & Smith, Inc. (July 1998-October 2000).

Richard A. Soper,
Vice President                          None.

Keith J. Spencer,
Vice President                          None.

Cathleen R. Stahl,
Assistant Vice President
 Assistant Vice President & Manager of Women & Investing Program.

Richard A. Stein,
Vice President: Rochester Division     None.

Arthur P. Steinmetz,
Senior Vice President                  None.

Jayne M. Stevlingson,
Vice President                         None.

Gregory J. Stitt,
Vice President                         None.

John P. Stoma,
Senior Vice President                  None.

Deborah A. Sullivan,
Assistant Vice President,

Assistant Counsel Formerly, Associate General Counsel, Chief Compliance Officer, Corporate Secretary and Vice President of Winmill &
Co. Inc. (formerly Bull &Bear Group, Inc.), CEF Advisers, Inc. (formerly Bull & Bear Advisers, Inc.), Investor Service Center, Inc.
and Midas Management Corporation (November 1997 - March 2000).

Mary Sullivan,
Assistant Vice President              None.

Kevin L. Surrett,
Assistant Vice President              None.

James C. Swain,
Vice Chairman of the Board Chairman, CEO and Trustee, Director or Managing Partner of the Denver-based Oppenheimer Funds; formerly,
President and Director of Centennial Asset Management Corporation and Chairman of the Board of Shareholder Services, Inc.

Susan B. Switzer,
Vice President                       None.

Anthony A. Tanner,
Vice President: Rochester Division   None.

Paul E. Temple,

Vice President
Formerly (until May 2000) Director of Product Development at Prudential.

Mark S. Vandehey,
Vice President                       None.

Maureen VanNorstrand,
Vice President                       None.

Phillip F. Vottiero,
Vice President                       None.

Samuel Sloan Walker,
Vice President                       None.

Teresa M. Ward,
Vice President                       None.

Jerry A. Webman,
Senior Vice President                None.

Christopher D. Weiler,
Assistant Vice President:
Rochester Division                   None.

Barry D. Weiss,
Vice President
Formerly with Fitch IBCA (1996 - January 2000).

Christine Wells,
Vice President                       None.

Joseph J. Welsh,
Vice President                       None.

Catherine M. White,

Assistant Vice President
Formerly, Assistant Vice President with Gruntal & Co. LLC (September 1998 - October 2000); member of the
American Society of Pension Actuaries (ASPA) since 1995.

William L. Wilby,
Senior Vice President
Senior Investment Officer, Director of International Equities; Senior Vice President of HarbourView Asset
Management Corporation.

Donna M. Winn,
Senior Vice President
Senior Vice President (since March 2000) of OFI Private Investments, Inc.

Kenneth Winston,
Senior Vice President
Principal at Richards & Tierney, Inc. (until June 2001).

Brian W. Wixted,
Senior Vice President and

Treasurer         Treasurer (since March 1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer
Real Asset Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private
Investments, Inc. (since March 2000) and of OppenheimerFunds International Ltd. and of Oppenheimer Millennium Funds plc (since May
2000), of OAM Institutional, Inc. (since February 2001); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer Trust
Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and of OppenheimerFunds Legacy Program (since April
2000); an officer of other Oppenheimer funds.

Carol Wolf,
Senior Vice President
An officer and/or portfolio manager of certain Oppenheimer funds; serves on the Board of Chinese Children
Adoption International Parents Council, Supporters of Children, and the Advisory Board of Denver Children's Hospital Oncology
Department.

Kurt Wolfgruber,
Senior Vice President
Senior Investment Officer, Director of Domestic Equities; member of the Investment Product Review Committee and the Executive Committee of HarbourView Asset Management Corporation.

Caleb C. Wong,
Vice President                          None.

Robert G. Zack,
Senior Vice President,
Secretary, and Acting
General Counsel
Assistant Secretary of Shareholder Services, Inc., Shareholder Financial Services, Inc., OppenheimerFunds
International Ltd. and Oppenheimer Millennium Funds plc; an officer of other Oppenheimer funds; formerly Associate General Counsel
(May 1981 - October 2001).

Jill Zachman,
Assistant Vice President:
Rochester Division                       None.

Neal A. Zamore,
Vice President    Formerly (until May 2000) Vice President at GE Capital.

Mark D. Zavanelli,
Vice President                           None.

Arthur J. Zimmer,
Senior Vice President      Senior Vice President (since April 1999) of HarbourView Asset Management Corporation.

Susan Zimmerman,
Vice President                           None.

The Oppenheimer Funds include the New York-based Oppenheimer Funds, the Denver-based Oppenheimer Funds and the Oppenheimer Quest/Rochester Funds, as set forth below:

New York-based Oppenheimer Funds
--------------------------------

Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Concentrated Growth Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Europe Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Municipal Trust
Oppenheimer Multiple Strategies Fund
Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer Rochester National Municipals Fund
Oppenheimer Series Fund, Inc.
Oppenheimer Special Value Fund
Oppenheimer Trinity Core Fund
Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Trinity Value Fund
Oppenheimer U.S. Government Trust

Quest/Rochester Funds
---------------------

Limited Term New York Municipal Fund
Oppenheimer Convertible Securities Fund
Oppenheimer MidCap Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest For Value Funds
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Rochester Fund Municipals

Denver-based Oppenheimer Funds
------------------------------

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Capital Income Fund
Oppenheimer High Yield Fund
Oppenheimer Integrity Funds
Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Municipal Fund
Oppenheimer Real Asset Fund
Oppenheimer Select Managers
Oppenheimer Senior Floating Rate Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Variable Account Funds
Panorama Series Fund, Inc.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer

Partnership Holdings, Inc., Oppenheimer Acquisition Corp. and OFI Private Investments, Inc. is 498 Seventh Avenue, New York, New York
10018.

The address of the New York-based Oppenheimer Funds, the Quest Funds, the Rochester-based funds, the Denver-based Oppenheimer Funds,
Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation,
Centennial Capital Corp., and Oppenheimer Real Asset Management, Inc. is 6803 South Tucson Way, Englewood, Colorado 80112

Item 27. Principal Underwriter

(a)      OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and
B of this Registration Statement and listed in Item 26(b) above (except Oppenheimer Multi-Sector Income Trust and Panorama Series
Fund, Inc.) and for MassMutual Institutional Funds.

(b)      The directors and officers of the Registrant's principal underwriter are:

Name&Principal          Positions & Offices         Positions & Offices
Business Address              with Underwriter                 with Registrant
----------------              ----------------                 ---------------

Robert Agan (1)                Vice President                      None

Jason R. Bach                  Vice President                      None
3264 Winthrop Circle
Marietta, GA 30067

William M. Beardsley           Vice President                      None
1521 Arrow Wood Land
Downers Grove, IL 60515

Kathleen Beichert (1)          Vice President                      None

Gabriella Bercze (2)           Vice President                      None

Douglas S. Blankenship         Vice President                      None
17011 Woodbark

Spring, TX  77379

Tracey Blinzler (1)        Assistant Vice President                None

Christina Bourgeois (2)    Assistant Vice President                None

L. Scott Brooks (2)            Vice President                      None

Kevin E. Brosmith           Senior Vice President                  None
170 Phillip Court
Lake Bluff, IL 60044

Jeffrey W. Bryan (2)           Vice President                      None

Susan Burton                   Vice President                      None
4127 Towne Green Circle
Addison, TX 75001

Kathleen Mary Byron            Vice President                      None
6 Dahlia Drive
Irvine, CA 92618

H.C. Digby Clements            Vice President                      None
200 Oaklane
Rochester, NY 14610

Robert A. Coli                 Vice President                      None
12 White Tail Lane

Bedminster, NJ 07921

William Coughlin (2)           Vice President                      None

Jill E. Crockett (2)       Assistant Vice President                None

Jeffrey D. Damia (2)           Vice President                      None

John Davis (2)             Assistant Vice President                None

Stephen J. Demetrovits (2)     Vice President                      None

Christopher DeSimone           Vice President                      None
5105 Aldrich Avenue South
Minneapolis, MN 55419

Michael W. Dickson             Vice President                      None
21 Trinity Avenue
Glastonbury, CT 06033

Joseph A. DiMauro              Vice President                      None
244 McKinley Avenue
Grosse Pointe Farms, MI 48236

Steven Dombrower (2)           Vice President                      None

George P. Dougherty            Vice President                      None
4090 Redbud Circle
Doylestown, PA 18901

Cliff H. Dunteman              Vice President                      None
1196 Fieldstone Dr.
Crystal Lake, IL 60014-1642

John Eiler (2)                 Vice President                      None

Kent M. Elwell                 Vice President                      None
35 Crown Terrace

Yardley, PA  19067

Gregg A. Everett               Vice President                      None
7124 Trysail Circle
Tampa, FL 33607

George R. Fahey                Vice President                      None
9 Townview Court

Flemington, NJ 08822

Eric C. Fallon                 Vice President                      None
10 Worth Circle
Newton, MA 02458

Katherine P. Feld (2)          Vice President and                  None

Corporate Secretary

Mark J. Ferro (2)              Vice President                      None

Ronald H. Fielding (3)         Vice President                      None

Patrick W. Flynn (1)         Senior Vice President                 None

John E. Forrest (2)          Senior Vice President                 None

John ("J") Fortuna (2)         Vice President                      None

P. Lyman Foster (2)          Senior Vice President                 None

Victoria Friece (1)        Assistant Vice President                None

Luiggino J. Galleto            Vice President                      None
10302 Riesling Court

Charlotte, NC 28277

Michelle M. Gans               Vice President                      None
2700 Polk Street, Apt. #9
San Francisco, CA 94109

Lucio Giliberti                Vice President                      None
6 Cyndi Court
Flemington, NJ 08822

Raquel Granahan (2)            Vice President                      None

Ralph Grant (2)             Senior Vice President                  None

Michael D. Guman               Vice President                      None
3913 Pleasant Avenue

Allentown, PA 18103

Tonya N. Hammet             Assistant Vice President               None
2612 W. Grand Reserve Circle #227
Clearwater, FL 33759

Clifford W. Heidinger           Vice President                     None
90 Gates Street

Portsmouth, NH 03801

Phillipe D. Hemery               Vice President                    None
184 Park Avenue

Rochester, NY 14607

Elyse R. Jurman Herman            Vice President                   None
1194 Hillsboro Mile, Villa 51
Hillsboro Beach, FL  33062

Wendy G. Hetson                   Vice President                   None
4 Craig Street
Jericho, NY 11753

Kristen L. Heyburn                Vice President                   None
2315 Mimosa Drive #2
Houston, TX 77019

William E. Hortz (2)              Vice President                   None

Edward Hrybenko (2)               Vice President                   None

Brian F. Husch (2)                Vice President                   None

Richard L. Hymes (2)              Vice President                   None

Kathleen T. Ives (1)              Vice President                   None

Eric K. Johnson                   Vice President                   None
28 Oxford Avenue
Mill Valley, CA 94941

Mark D. Johnson                   Vice President                   None
15792 Scenic Green Court
Chesterfield, MO 63017

John S. Kavanaugh                 Vice President                   None
2 Cervantes, Apt. #301

San Francisco, CA 94123

Christina J. Keller (2)            Vice President                  None

Brian G. Kelly                     Vice President                  None
60 Larkspur Road
Fairfield, CT 06430

Michael Keogh (2)                  Vice President                  None

Lisa Klassen (1)              Assistant Vice President             None

Richard Klein                    Senior Vice President             None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Richard Knott (2)                  Vice President                  None

Dean Kopperud (2)                Senior Vice President             None

Brent A. Krantz                  Senior Vice President             None
P. O. Box 1313
Seahurst, WA 98062

David T. Kuzia                     Vice President                  None
9697 S. Golden Eagle Dr.
Highlands, CO 80126

Tracey Lange (2)                   Vice President                  None

Dawn Lind                          Vice President                  None
21 Meadow Lane
Rockville Centre, NY 11570

Malissa Lischin (2)           Assistant Vice President            None

James V. Loehle                    Vice President                 None
30 Wesley Hill Lane

Warwick, NY 10990

Joseph X. Loftus (2)          Assistant Vice President            None

John J. Lynch                      Vice President                 None
5341 Ellsworth
Dallas, TX 75206

Mark Macken                        Vice President                 None
462 Lincoln Avenue
Sayville, NY 11782

Michael Magee (2)                  Vice President                 None

Steven C. Manns                    Vice President                 None
1941 W. Wolfram

Chicago, IL 60657

Todd A. Marion                     Vice President                 None
3 St. Marks Place
Cold Spring Harbor, NY 11724

David M. Martin                    Vice President                 None
10155 S. Woodrose Lane
Highlands Ranch, CO 80126

LuAnn Mascia (2)               Assistant Vice President           None

Theresa-Marie Maynier              Vice President                 None
2421 Charlotte Drive
Charlotte, NC 28203

Anthony P. Mazzariello             Vice President                 None
704 Beaver Road

Leetsdale, PA 15056

John C. McDonough                  Vice President                 None
3812 Leland Street

Chevy Chase, MD 20815

Kent C. McGowan                    Vice President                 None
18424 12th Avenue West

Lynnwood, WA 98037

Dixon Morgan                       Vice President                 None
1820 Berkshire Rd.
Gates Mills, OH 44040

Charles Murray (2)              Senior Vice President             None

Wendy Jean Murray                  Vice President                 None
32 Carolin Road

Upper Montclair, NJ 07043

John W. Nesnay                     Vice President                 None
9511 S. Hackberry Street

Highlands Ranch, CO 80126

Kevin P. Neznek (2)                Vice President                 None

Patrick J. Noble                   Vice President                 None
1155 Wellesley Avenue #204
Los Angeles, CA 90049

Chad V. Noel                       Vice President                 None
2408 Eagleridge Drive
Henderson, NV 89014

Raymond Olsen (1)             Assistant Vice President            None
                                 &Treasurer

Gayle E. Pereira                    Vice President                None
2707 Via Arboleda

San Clemente, CA 92672

Brian C. Perkes                   Vice President                  None
8734 Shady Shore Drive

Frisco, TX 75034

Charles K. Pettit                 Vice President                  None
22 Fall Meadow Drive
Pittsford, NY 14534

William L. Presutti               Vice President                  None
238 Kemp Avenue
Fair Haven, NJ 07704

Elaine Puleo-Carter (2)        Senior Vice President              None

Christopher L. Quinson            Vice President                  None
19 Cayuga Street
Rye, NY 10580

Minnie Ra                         Vice President                  None
100 Dolores Street, #203
Carmel, CA 93923

Heather Rabinowitz (2)        Assistant Vice President            None

Gary D. Rakan                    Vice President                   None
25031 Woodridge Triangle
Farmington, MI 48335

Michael A. Raso                  Vice President                   None
16 N. Chatsworth Ave., Apt. 301

Larchmont, NY  10538

Douglas Rentschler               Vice President                   None
677 Middlesex Road
Grosse Pointe Park, MI 48230

Michelle Simone Richter (2)      Vice President                   None

Ruxandra Risko(2)                Vice President                   None

David R. Robertson (2)        Senior Vice President               None

Kenneth A. Rosenson              Vice President                   None
24753 Bantage Point Terr.

Malibu, CA 90265

James H. Ruff (2)              President & Director               None

William R. Rylander             Vice President                    None
85 Evergreen Road
Vernon, CT 06066

Thomas Sabow (2)                Vice President                    None

Alfredo Scalzo                  Vice President                    None
9616 Lake Chase Island Way

Tampa, FL 33626

Michael Sciortino               Vice President                    None
785 Beau Chene Drive
Mandeville, LA 70471

Eric Sharp                      Vice President                    None
862 McNeill Circle
Woodland, CA 95695

Debbie Simon (2)                Vice President                    None

Douglas Bruce Smith             Vice President                    None
808 South 194th Street

Seattle,WA 98148

William A. Spetrino             Vice President                    None
7631 Yennicook Way
Hudson, OH 44236

Byron D. Stein                  Vice President                    None
7000 Island Blvd., Apt. 1408
Aventura, FL 33160

John Stoma (2)              Senior Vice President                 None

David E. Sturgis                Vice President                    None
81 Surrey Lane

Boxford, MA 01921

Brian C. Summe                  Vice President                    None
239 N. Colony Drive

Edgewood, KY 41017

Michael Sussman(2)              Vice President                    None

George T. Sweeney             Senior Vice President               None
5 Smoke House Lane
Hummelstown, PA 17036

Andrew E. Sweeny                 Vice President                   None
5967 Bayberry Drive

Cincinnati, OH 45242

Scott McGregor Tatum             Vice President                   None
704 Inwood
Southlake, TX 76092

James Taylor (2)             Assistant Vice President            None

Martin Telles (2)             Senior Vice President              None

Martin Temple (2)                Vice President                  None

David G. Thomas                  Vice President                  None
1328 N. Cleveland Street

Arlington, VA 22201

Bryan K.Toma                     Vice President                  None
14575 S. Gallery
Olathe, KS 66062

Floyd A. Tucker                  Vice President                  None
1930 W. Barry Ave., #2
Chicago, IL 60657

Tanya Valency (2)                Vice President                  None

Mark Vandehey (1)                Vice President                  None

Andrea Walsh (1)                 Vice President                  None

Suzanne Walters (1)         Assistant Vice President             None

Teresa Ward (1)                  Vice President                  None

Michael J. Weigner               Vice President                  None
4905 W. San Nicholas Street
Tampa, FL 33629

Donn Weise                       Vice President                  None
3249 Earlmar Drive
Los Angeles, CA 90064

Catherine White (2)         Assistant Vice President             None

Marjorie J. Williams             Vice President                  None
6930 East Ranch Road

Cave Creek, AZ 85331

Thomas Wilson (2)                Vice President                  None

Donna Winn (2)               Senior Vice President               None

Philip Witkower (2)          Senior Vice President               None

Cary Patrick Wozniak             Vice President                  None
18808 Bravata Court

San Diego, CA 92128

Gregor D. Yuska                  Vice President                  None
16035 Canterbury Estates Dr.
Ellisville, MO 63021

Jill Zackman                     Vice President                  None
10 Colonial Circle
Fairport, NY 14450e

(1)6803 South Tucson Way, Englewood, CO 80112
(2)498 Seventh Ave New York, NY 10018
(3)350 Linden Oaks, Rochester, NY 14623

(c)      Not applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company
Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way,
Englewood, Colorado 80112.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable.

                                   SIGNATURES

     Pursuant  to the  requirements  of the  Securities  Act of 1933  and/or the
Investment  Company Act of 1940, the Registrant  certifies that it meets all the requirements for effectiveness of this Registration  Statement  pursuant to Rule
485(b) under the  Securities  Act of 1933 and has duly caused this  Registration
Statement  to be  signed  on its  behalf  by  the  undersigned,  thereunto  duly authorized,  in the City of New  York  and  State of New York on the 21st day of
December 2001.

         OPPENHEIMER EUROPE FUND

         By:  /s/John V. Murphy*

         -------------------------------------

         John V. Murphy, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration  Statement  has been signed below by the  following  persons in the capacities on the dates indicated:

Signatures                                   Title                      Date
----------                                  -------                    -------

/s/ Leon Levy*                          Chairman of the

----------------------------------      Board of Trustees           December 21, 2001
Leon Levy

/s/ Donald W. Spiro*                  Vice Chairman of the          December 21, 2001
----------------------------------      Board and Trustee
Donald W. Spiro

/s/ John V. Murphy *                    President and
---------------------------------      Chief Executive              December 21, 2001
John V. Murphy                       Officer and Trustee

/s/ Brian W. Wixted*                 Treasurer and Principal        December 21, 2001
---------------------------------         Financial and
Brian W. Wixted                         Accounting Officer

/s/ Robert G. Galli*                         Trustee                December 21, 2001

----------------------------------
Robert G. Galli

/s/ Phillip A. Griffiths                      Trustee               December 21, 2001

---------------------------------
Phillip A. Griffiths

/s/ Benjamin Lipstein*                        Trustee               December 21, 2001

---------------------------------
Benjamin Lipstein

/s/ Elizabeth B. Moynihan*                    Trustee               December 21, 2001

---------------------------------
Elizabeth B. Moynihan

/s/ Kenneth A. Randall*                       Trustee               December 21, 2001

---------------------------------
Kenneth A. Randall

/s/ Edward V. Regan*                          Trustee               December 21, 2001

---------------------------------
Edward V. Regan

/s/ Russell S. Reynolds, Jr.*                 Trustee               December 21, 2001

---------------------------------
Russell S. Reynolds, Jr.

/s/ Clayton K. Yeutter*                       Trustee               December 21, 2001

---------------------------------
Clayton K. Yeutter

*By: /s/ Robert G. Zack
-----------------------------------------
Robert G. Zack, Attorney-in-Fact

                            OPPENHEIMER EUROPE FUND

                      Registration Statement No. 333-66835

EXHIBIT INDEX
-------------

Exhibit No.                           Description
-----------                           -----------

23(b)                    By-Laws as amended through December 14, 2000

23 (c)(i)                Specimen Class A Share Certificate

23(c)(ii)                Specimen Class B Share Certificate

23(c)(iii)               Specimen Class C Share Certificate

23(c)(iv)                Specimen Class N Share Certificate

23(c)(v)                 Specimen Class Y Share Certificate

23(j)                    Independent Auditors' Consent